                                                                    Exhibit 10.6


                       RESTRICTED STOCK PURCHASE AGREEMENT

         THIS AGREEMENT is made by and between iPASS INC., a California corporation (the "Corporation"), and ANURAG LAL ("Purchaser").

                              W I T N E S S E T H:

         WHEREAS, Corporation desires to sell to Purchaser and Purchaser desires to purchase shares of common stock of the Corporation on the terms and conditions set forth herein.

         NOW, THEREFORE, IT IS AGREED between the parties as follows:

         1. Purchaser hereby agrees to purchase from the Corporation, and the Corporation hereby agrees to sell to Purchaser, an aggregate of 110,334 shares of the common stock (the "Stock") of the Corporation, for an exercise price of $1.50 per share (total exercise price: One Hundred Sixty Five Thousand Five Hundred One Dollars ($165,501)), payable as follows:

                  Promissory Note in the form
                  of Exhibit C (the "Note")                   $165,501

                  Total Purchase Price                        $165,501

         The closing hereunder shall occur at the offices of the Corporation on the date of this Agreement or at such other time and place as the parties may mutually agree upon in writing.

         At the closing, Purchaser shall deliver three (3) stock assignments in the form of Exhibit A duly endorsed (with date and number of shares left blank), joint escrow instructions (the "Joint Escrow Instructions") in the form of Exhibit B, duly executed by Purchaser, and the total exercise price (including an executed Note in the form of Exhibit C if a portion of the total exercise price is to be paid by promissory note and an executed pledge agreement in the form of Exhibit D (the "Pledge Agreement") under which all shares of the Stock acquired by Note shall be pledged as collateral security for the payment of the indebtedness represented by the Note; and including endorsed certificates representing the appropriate number of shares of the Corporation's common stock if a portion of the total Exercise price is to be paid by common stock).

         At the closing or as soon thereafter as practicable, the Corporation shall deliver to the Escrow Agent (as defined in paragraph 8 below) share certificates for all of the Stock that is to be subject to the Purchase Option (as defined in paragraph 2 below), and shall deliver share certificates to Purchaser for all of the Stock, if any, that is not to be subject to the Purchase Option or the Pledge Agreement. The certificates for all of the Stock that is subject to the Pledge Agreement but not the Purchase Option shall be retained by the Corporation as security pursuant to the Pledge Agreement.

         2. In accordance with the provisions of section 408(b) of the California General Corporation Law, the Stock to be purchased by Purchaser pursuant to this Agreement shall be subject to the following option ("Purchase Option"):


                                       1.

         (A) Upon Purchaser's termination of Continuous Service for any reason (including his or her death), or no reason, with or without cause, the Purchase Option may be exercised. The Corporation shall have the right at any time within ninety (90) days after such cessation of employment to purchase from Purchaser or his or her personal representative, as the case may be, at the price per share paid by Purchaser pursuant to this Agreement ("Option Price"), up to but not exceeding the number of unvested shares of the Stock calculated in accordance with the following vesting schedule:

                  (I) 1/4th of the shares shall vest after one year of Continuous Service following October 29, 1999, and

                  (II) 1/48th of the shares shall vest monthly thereafter over the next three years.

         (B) In addition, and without limiting the foregoing Purchase Option, if at any time during the term of the Purchase Option, there occurs: (a) a dissolution, liquidation or sale of all or substantially all of the assets of the Corporation; (b) a merger or consolidation involving the Corporation in which the Corporation is not the surviving corporation; or (c) a reverse merger in which the Corporation is the surviving corporation but the shares of the Corporation's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of other securities, cash or otherwise, then: (i) if there will be no successor to the Corporation, the Corporation shall have the right to exercise its Purchase Option as to all or any portion of the Stock then subject to the Purchase Option set forth above to the same extent as if Purchaser's employment by the Corporation had ceased on the date preceding the date of consummation of said event or transaction, or (ii) the Purchase Option may be assigned to any successor of the Corporation, and the Purchase Option shall apply if Purchaser shall cease for any reason to be an employee of such successor on the same basis as set forth above. In that case, references herein to the "Corporation" shall be deemed to refer to such successor.

         (C) The Corporation shall be entitled to pay for any shares purchased pursuant to its Purchase Option at the Corporation's option in cash, by offset against any indebtedness owing to the Corporation and given in payment for the Stock by Purchaser, or a combination of both.

         (D) As used herein, employment with the Corporation shall include employment with an affiliate of the Corporation.

         (E) This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of the Purchaser to continue in the employ of the Corporation, or of the Corporation to continue Purchaser in the employ of the Corporation.

         (F) In the event that the Stock's Fair Market Value is equal to or exceeds the Option Price on the date that the Purchaser ceases to be employed, the Company shall exercise its purchase option to the extent permitted by law.



                                       2.

         3. Notwithstanding any other provisions of this Agreement to the contrary, if (i) a Change in Control (as such term is defined below) occurs and
(ii) within twelve (12) months after the date of such Change in Control Purchaser's Continuous Service terminates due to an involuntary termination (not including death or Disability) without Cause or due to a voluntary termination for Good Reason (as such term is defined below), then the Purchase Option held by the Company with respect to the number of shares of Stock which would vest during the twenty-four (24) month period following the Change of Control, shall lapse, as appropriate; provided, however, that if such lapse of the Purchase Option held by the Company with respect to Purchaser's Stock purchased under this Agreement) would cause a contemplated Change in Control transaction that would otherwise be eligible to be accounted for as a "pooling-of-interests" transaction to become ineligible for such accounting treatment under generally accepted accounting principles as determined by the Accountants prior to the Change of Control, such lapse of the Purchase Option shall not occur.

         For purposes of this Section 3 only, "Change in Control" means: (i) a sale of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation and in which beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors of the Company has changed; (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, and in which beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors of the Company has changed; (iv) an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or subsidiary of the Company or other entity controlled by the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors of the Company; or (v) in the event that the individuals who, as of the Listing Date, are members of the Company's Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board. (If the election, or nomination for election by the Company's stockholders, of any new Director is approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new Director shall be considered to be a member of the Incumbent Board in the future.)

         For purposes of this Section 3 only, "Good Reason" means: (i) reduction of Purchaser's rate of compensation as in effect immediately prior to the occurrence of a change in control, (ii) failure to provide a package of welfare benefit plans which, taken as a whole, provides substantially similar benefits to those in which Purchaser is entitled to participate immediately prior to the occurrence of the Change in Control or any action which would adversely affect Purchaser's participation or reduce Purchaser's benefits under any of such plans, (iii) change in Purchaser's responsibilities, authority, title or office resulting in diminution of position, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in based faith which is remedied by the Company promptly after notice thereof is given by Purchaser, (iv) request that Purchaser relocate to a worksite that is more than 35 miles from Purchaser's prior

                                       3.

worksite, unless Purchaser accepts such relocation opportunity, (v) material reduction in Purchaser's duties, (vi) failure or refusal of a successor to the Company to assume the Company's obligations under Purchaser's employment agreement with the Company or (vii) material breach by the Company or any successor to the Company or any of the material provisions of Purchaser's employment agreement with the Company.

         4. The Purchase Option may be exercised by giving written notice of exercise delivered or mailed as provided in paragraph 14. Upon providing such notice and payment or tender of the purchase price, the Corporation shall become the legal and beneficial owner of the Stock being purchased and all rights and interests therein or related thereto.

         5. If from time to time during the term of the Purchase Option there is any stock dividend or liquidating dividend or distribution of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Corporation, then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of his ownership of Stock will be immediately subject to the Purchase Option and be included in the word "Stock" for all purposes of the Purchase Option with the same force and effect as the shares of Stock then subject to the Purchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of Stock upon exercise of the Purchase Option shall be appropriately adjusted.

         6. All certificates representing any shares of Stock of the Corporation subject to the provisions of this Agreement shall have endorsed thereon legends in substantially the following form:

                  (I) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION. ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH OPTION IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE ISSUER OF THESE SHARES."

                  (II) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (III) Any legend required to be placed thereon by the California Commissioner of Corporations.

         7. Purchaser acknowledges that he is aware that the Stock to be issued to him by the Corporation pursuant to this Agreement has not been registered under the Securities Act of 1933, as amended (the "Act"), on the basis that no distribution or public offering of the Stock is to be effected, and in this connection acknowledges that the Corporation is relying on the following


                                       4.

representations: Purchaser warrants and represents to the Corporation that he is acquiring the Stock for investment and not with a view to or for sale in connection with any distribution of the Stock or with any present intention of distributing or selling the Stock and he does not presently have reason to anticipate any change in circumstances or any particular occasion or event which would cause him to sell the Stock. Purchaser recognizes that the Stock must be held indefinitely unless it is subsequently registered under the Act or an exemption from such registration is available and, further, recognizes that the Corporation is under no obligation to register the Stock or to comply with any exemption from such registration.

         8. Purchaser is aware that the Stock may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until Purchaser has held the Stock for at least one year. Among the conditions for use of Rule 144 is the availability of specified current public information about the Corporation. Purchaser recognizes that the Corporation presently has no plans to make such information available to the public.

                  Whether or not the Purchase Option is exercised or has lapsed, Purchaser further agrees not to make any disposition of any of the Stock in any event unless and until:

         (A) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

         (B) (I) Purchaser shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, and

                  (II) Purchaser shall have given the Corporation an opinion of counsel, which opinion and counsel shall be satisfactory to the Corporation, to the effect that such disposition will not require registration of the Stock under the Act.

         9. As security for his faithful performance of the terms of this Agreement and to insure the availability for delivery of Purchaser's Stock upon exercise of the Purchase Option herein provided for, Purchaser agrees, at the closing hereunder (or as soon thereafter as practicable) to deliver (or have the Corporation deliver on the Purchaser's behalf) to and deposit with the Secretary of the Corporation, as escrow agent in this transaction (the "Escrow Agent"), three (3) stock assignments duly endorsed (with date and number of shares left blank) in the form attached hereto as Exhibit A, together with a certificate or certificates evidencing all of the Stock subject to the Purchase Option; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Corporation and Purchaser set forth in Exhibit B attached hereto and incorporated herein by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder (or as soon thereafter as practicable).

         If a portion of the total purchase price is paid by a promissory note, the Stock is also subject to the Pledge Agreement, and possession of the certificates and stock assignments by the Escrow Agent shall also constitute possession by the Company of such instruments pursuant to the Pledge Agreement.


                                       5.

         10. Purchaser shall not sell or transfer any of the Stock subject to the Purchase Option or any interest therein so long as such Stock is subject to the Purchase Option.

         11. The Corporation shall not be required (i) to transfer on its books any shares of Stock of the Corporation which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

         12. Subject to the provisions of paragraphs 10 and 11 above, Purchaser (but not any unapproved transferee) shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Corporation with respect to the Stock.

         13. The parties agree to execute such further instruments and to take such further action as reasonably may be necessary to carry out the intent of this Agreement.

         14. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in any United States Post Office Box, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto as his address hereinafter shown below his signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

         15. This Agreement is intended to be construed consistent with the terms of the incentive stock option grant to Purchaser dated October 29, 1999 ("ISO Grant"), and the Early Exercise Stock Purchase Agreement (pursuant to the ISO Grant) of the Purchaser dated November 8, 1999. This Agreement shall bind and inure to the benefit of the successors and assigns of the Corporation and, subject to the restrictions on transfer herein set forth, inure to the benefit of and be binding upon Purchaser, his heirs, executors, administrators, successors, and assigns. Without limiting the generality of the foregoing, the Purchase Option of the Corporation hereunder shall be assignable by the Corporation at any time or from time to time, in whole or in part. Should the right of repurchase be assigned by the Corporation, the assignee shall pay to the Corporation cash equal to the excess, if any, of the Stock's Fair Market Value over the Option Price.

         16. DEFINITIONS.

                  For purposes of this Agreement, the following capitalized terms shall have the meanings set forth below which are intended and should be construed to be the same definitions as provided in the iPass Inc. 1999 Stock Option Plan.

                  (A) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

                  (B) "BOARD" means the Board of Directors of the Company.

                  (C) "CAUSE" means the occurrence of any of the following (and only the following): (i) conviction of the terminated Purchaser of any felony involving fraud or act of

                                       6.

dishonesty against the Company or its Affiliates; (ii) conduct by the terminated Purchaser which, based upon good faith and reasonable factual investigation and determination of the Company (or, if the terminated Purchaser is an Officer, of the Board), demonstrates gross unfitness to serve; or (iii) intentional, material violation by the terminated Purchaser of any statutory or fiduciary duty of the terminated Purchaser to the Company or its Affiliates. In addition, if the terminated Purchaser is not an Officer, Cause also shall include poor performance of the terminated Purchaser's services for the Company or its Affiliates as determined by the Company following (A) written notice to the Purchaser describing the nature of such deficiency and (b) the Purchaser's failure to cure such deficiency within thirty (30) days following receipt of such written notice.

                  (D "CODE" means the Internal Revenue Code of 1986, as amended.

                  (E) "COMMON STOCK" means the common stock of the Company.

                  (F) "COMPANY" means iPass Inc., a California corporation.

                  (G) "CONTINUOUS SERVICE" means that individual's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Purchaser's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Purchaser renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Purchaser renders such service, provided that there is no interruption or termination of the Purchaser's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

                  (H) "DIRECTOR" means a member of the Board of Directors of the Company.

                  (I) "DISABILITY" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

                  (J) "EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

                  (K) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (L) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows and in each case in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations:

                        (I) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if

                                       7.

no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

                        (II) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

                  (M) "LISTING DATE" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

                  (N) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (O) "PLAN" means the iPass Inc. 1999 Stock Option Plan as in effect on the date of this Agreement.

                  (P) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

                  (Q) "SECURITIES ACT" means the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 8th day of November, 1999.

                                            iPASS INC.

                                            By:  /s/  Michael Mansouri
                                               --------------------------------

                                            Title:  Chairman and CEO
                                                  -----------------------------


                                            PURCHASER

                                              /s/  Anurag Lal
                                            -----------------------------------
                                            ANURAG LAL

                                            Address: 307 Alderwood Drive
                                                     North Potomac, MD 20878



                                       8.

ATTACHMENTS:

Exhibit A                  Assignment Separate from Certificate
Exhibit B                  Joint Escrow Instructions
Exhibit C                  Promissory Note
Exhibit D                  Pledge Agreement


                                       9.

                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of November 8, 1999, Anurag Lal hereby sells, assigns and transfers unto iPASS INC. ______________________________ (__________) shares of common stock of iPass Inc., a California corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. _____ herewith, and does hereby irrevocably constitute and appoint Cooley Godward LLP attorney to transfer the said stock on the books of the said corporation with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the repurchase of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company's Purchase Option under the Agreement.

         Dated:   ________________

                                         Signature

                                           /s/  Anurag Lal
                                         __________________________________


         [INSTRUCTION: Please do not fill in any blanks other than the "Signature" line and the "Print Name" line.]


                                       2.

                                    EXHIBIT B

                            JOINT ESCROW INSTRUCTIONS

Secretary
iPass Inc.
650 Castro St., Suite 500
Mountain View, CA  94041

Dear Sir/Madam:

         As Escrow Agent for both iPASS INC., a California corporation ("Corporation"), and the undersigned purchaser of stock of the Corporation ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Early Exercise Stock Purchase Agreement ("Agreement"), dated November 8, 1999 to which a copy of these Joint Escrow Instructions is attached as Exhibit B, in accordance with the following instructions:

         1. In the event the Corporation or an assignee shall elect to exercise the Purchase Option set forth in the Agreement, the Corporation or its assignee will give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Corporation. Purchaser and the Corporation hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Corporation against the simultaneous delivery to you of the purchase price (which may include suitable acknowledgment of cancellation of indebtedness) of the number of shares of stock being purchased pursuant to the exercise of the Purchase Option.

         3. Purchaser irrevocably authorizes the Corporation to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

         4. This escrow shall terminate upon expiration or exercise in full of the Purchase Option, whichever occurs first.

         5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder; provided, however, that if at the time of termination of this escrow you are advised by the Corporation that the property subject to this escrow is the subject of a pledge or other security agreement, you shall deliver all such property to the pledgeholder or other person designated by the Corporation.


                                       2.

         6. Except as otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. You shall be entitled to employ such legal counsel (including without limitation the firm of Cooley Godward LLP) and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

         12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Corporation or if you shall resign by written notice to each party. In the event of any such termination, the Corporation may appoint any officer or assistant officer of the Corporation as successor Escrow Agent and Purchaser hereby confirms the appointment of such successor or successors as his attorney-in-fact and agent to the full extent of your appointment.

         13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you may (but are not obligated to) retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for

                                       3.

appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in any United States Post Box, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' written notice to each of the other parties hereto:

CORPORATION:       iPASS INC.
                   650 Castro St., Ste. 500
                   Mountain View, CA  94041

PURCHASER:         ANURAG LAL
                   307 Alderwood Drive
                   North Potomac, MD 20878

SECRETARY:         SECRETARY
                   iPass Inc.
                   650 Castro St., Ste. 500
                   Mountain View, CA  94041

         16. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Corporation may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.


                                       4.

                                       Very truly yours,

                                       iPASS INC.

                                       /s/  Michael Mansouri

                                       Chairman and CEO
                                       ----------------------------------------



                                       PURCHASER

                                         /s/  Anurag Lal
                                       ----------------------------------------
                                       Anurag Lal

         ESCROW AGENT:

           /s/  Alan C. Mendelson
         --------------------------------------------
         Secretary


                                       5.

                                    EXHIBIT C

                              AMENDED AND RESTATED
                                 PROMISSORY NOTE

                                                       Redwood City, California
                                                          Date: December 1, 2001


         WHEREAS, on November, 1999 ("Original Note Date"), the undersigned executed a promissory note ("Original Note") under which the undersigned promised to pay to the order of iPASS INC., a Delaware corporation (the "Company"), the sum of One Hundred Sixty Five Thousand Five Hundered One dollars ($165,501) together with interest accrued on the unpaid Principal of the Original Note from the Original Note Date to the date of payment of the Principal at the rate of 6.25% compounded annually, or the maximum rate permissible by law;

         WHEREAS, under the terms of the Original Note, interest on the Original Note would accrue and be paid on an annual basis until the Principal under the Original Note was paid in full; and

         WHEREAS, the undersigned and the Company desire to amend and restate in its entirety the Original Note to (i) increase the interest rate under the Original Note beginning on the date hereof, and (ii) provide that interest accrued on the unpaid Principal under the Original Note shall accrue interest at the new higher interest rate under this Amended and Restated Promissory Note (the "Amended Note") and become due and payable at the time that the Principal is due and payable under this Amended Note.

         NOW, THEREFORE, FOR VALUE RECEIVED, the undersigned hereby amends the Original Note (and the Company hereby agrees to such amendment to the Original
Note) and unconditionally promises to pay to the order of the Company or the holder hereof, at the Company's headquarters in Redwood City, California, or at such other place as the Company or the holder hereof may designate in writing, in lawful money of the United States of America and in immediately available funds, (i) the principal sum of One Hundred Sixty Five Thousand Five Hundred One dollars ($165,501) ("Principal"), (ii) accrued but unpaid interest under the Original Note from the Original Note Date to the date hereof in the amount of Twenty Two Thousand Three Hundred Eighty Four dollars Twenty Five cents ($22,384.25) ("Accrued Interest"), and (iii) interest on the unpaid Principal and the Accrued Interest at the rate of 7% compounded annually from the date hereof ("Current Interest"), as follows:

                  PRINCIPAL REPAYMENT. The outstanding Principal amount hereunder shall be due and payable in full on the earlier of the following dates: (i) the date that is one year from the effective date of the Company's initial public offering or (ii) December 1, 2005; and

                  INTEREST PAYMENTS. Interest shall accrue on the basis of a 365-day year for the actual number of days elapsed on all unpaid Principal, Accrued Interest and Current Interest as set forth above and shall be due and payable in full on the due date of the outstanding Principal amount hereunder;

provided, however, that in the event the undersigned's continuous relationship with the Company as an employee, director or consultant is terminated by the undersigned or the Company for any


                                       2.

reason prior to payment in full of this Amended Note, this Amended Note shall be accelerated and all remaining unpaid Principal, Accrued Interest and Current Interest shall become due and payable immediately after such termination.

         This document amends and restates in its entirety the terms of the Original Note but in no event shall be deemed a novation of the Original Note. This Amended Note may be prepaid in whole or in part from time to time and shall be a full recourse obligation against the undersigned. All money paid toward the satisfaction of this Amended Note shall be applied first to the payment of interest as required hereunder and then to the repayment of the Principal balance.

         The full amount of this Amended Note is secured by a pledge of the shares of Common Stock of the Company that secured the payment of the Original Note, and is subject to all of the terms and provisions of the Early Exercise Stock Purchase Agreement, the Pledge Agreement and the Joint Escrow Instructions, entered into as of the Original Note Date between the undersigned and the Company. The parties hereby agree that the term "indebtedness" as used in the Pledge Agreement shall also include the Amended Note and that the Early Exercise Stock Purchase Agreement, the Pledge Agreement and the Joint Escrow Instructions shall continue to apply to this Amended Note.

         The undersigned hereby represents and agrees that the amounts due under the Original Note and this Amended Note were not and are not consumer debt, and were not and are not incurred primarily for personal, family or household purposes, but were and are for business or investment purposes only.

         The undersigned hereby waives presentment, protest and notice of protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Amended Note.

         The holder hereof shall be entitled to recover, and the undersigned agrees to pay when incurred, all costs and expenses of collection of this Amended Note, including without limitation, reasonable attorneys' fees.

         This Amended Note shall be governed by, and construed, enforced and interpreted in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

                                       Signed

                                         /s/  Anurag Lal
                                       ---------------------------------------
                                       Anurag Lal

Consent to Amendment Granted:
                                       iPass Inc.

                                         /s/  Donald McCauley
                                       ---------------------------------------
                                       By  Donald McCauley
                                           -----------------------------------
                                       Its VP & CFO
                                           -----------------------------------


                                       3.

                                    EXHIBIT D

                                PLEDGE AGREEMENT

         1. As collateral security for the payment of that certain $165,501 promissory note issued this date to iPass Inc. ("Pledgee") by the undersigned (hereinafter called "indebtedness"), the undersigned hereby assigns, transfers to and pledges with the Pledgee the 110,334 shares of iPass Inc. common stock which were this day delivered to be deposited with Pledgee, together with any stock rights, rights to subscribe, dividends paid in cash or other property in connection with the complete or partial liquidation of Pledgee, stock dividends, dividends paid in stock, new securities or other property except cash dividends other than liquidating dividends to which the undersigned is or may hereafter become entitled to receive on account of such property, and in the event that the undersigned receives any such, the undersigned will immediately deliver it to Pledgee to be held by Pledgee hereunder in the same manner as the property originally pledged hereunder. All property assigned, transferred to and pledged with Pledgee under this paragraph is hereinafter called "collateral."

         2. At any time, without notice, and at the expense of the undersigned, Pledgee in its name or in the name of its nominee or of the undersigned may, but shall not be obligated to: (1) collect by legal proceedings or otherwise all dividends (except cash dividends other than liquidating dividends), interest, principal payments and other sums now or hereafter payable upon or on account of said collateral; (2) enter into any extension, reorganization, deposit, merger, or consolidation agreement, or any agreement in any wise relating to or affecting the collateral, and in connection therewith may deposit or surrender control of such collateral thereunder, accept other property in exchange for such collateral and do and perform such acts and things as it may deem proper, and any money or property received in exchange for such collateral shall be applied to the indebtedness or thereafter held by it pursuant to the provisions hereof; (3) insure, process and preserve the collateral; (4) cause the collateral to be transferred to its name or to the name of its nominee; (5) exercise as to such collateral all the rights, powers, and remedies of an owner, except that so long as the indebtedness is not in default the undersigned shall retain all voting rights as to the collateral.

         3. The undersigned agrees to pay prior to delinquency all taxes, charges, liens and assessments against the collateral, and upon the failure of the undersigned to do so Pledgee at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

         4. All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by Pledgee in exercising any right, power or remedy conferred by this agreement, or in the enforcement thereof, shall become a part of the indebtedness secured hereunder and shall be paid to Pledgee by the undersigned immediately and without demand.

         5. Provided that Pledgee has given the undersigned fifteen (15) business days written notice of the occurrence of any of the following events and the undersigned has not corrected the occurrence of the described event within the fifteen (15) business days notice period, then, and only then, Pledgee may declare all or any part of the indebtedness of the undersigned to be in default and thereafter such amounts shall immediately become due and payable irrespective of any agreed maturity: (1) undersigned's failure to keep or perform any of the terms or provisions of this agreement; (2) undersigned's default in the payment of principal or interest when due; (3) the levy of any attachment, execution or other process against the collateral; or (4) the insolvency, commission of an act of bankruptcy, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of Title 11, United States Code, Bankruptcy, of, by, or against the undersigned.

         6. In the event of the nonpayment of any indebtedness when due, whether by acceleration or otherwise, or upon the happening of any of the events specified in the preceding paragraph, Pledgee may then, after having given the undersigned fifteen (15) business days written notice of the nonpayment of the indebtedness or the happening of any of the events specified in the preceding paragraph and the undersigned failing to pay the indebtedness due or correct the event or events specified in the written notice within the fifteen (15) business days notice period, or at any time thereafter, apply, set off, collect or sell in one or more sales, or take such steps as may be necessary to liquidate and reduce to cash in the hands of Pledgee in whole or in part, with or without any further demands or demand of performance or notice or advertisement, the whole or any part of the collateral in such order as Pledgee may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any broker's board or securities exchange, either for cash or upon credit or for future delivery; provided, however, that if such disposition is at private sale, then the purchase price of the collateral shall be equal to the public market price then in effect, or, if at the time of sale no public market for the collateral exists, then, in recognition of the fact that the sale of the collateral would have to be registered under the Securities Act of 1933 and that the expenses of such registration are commercially unreasonable for the type and amount of collateral pledged hereunder, Pledgee and the undersigned hereby agree that such private sale shall be at a purchase price mutually agreed to by Pledgee and the undersigned or, if the parties cannot agree upon a purchase price, then at a purchase price established by a majority of three independent appraisers knowledgeable of the value of such collateral, one named by the undersigned within 10 days after written request by the Pledgee to do so, one named by Pledgee within such 10 day period, and the third named by the two appraisers so selected, with the appraisal to be rendered by such body within 30 days of the appointment of the third appraiser. The cost of such appraisal, including all appraiser's fees, shall be charged against the proceeds of sale as an expense of such sale. Pledgee may be the purchaser of any or all collateral so sold and hold the same thereafter in its own right free from any claim of the undersigned or right of redemption. Demands of performance, notices of sale, advertisements and presence of property at sale are hereby waived, and Pledgee is hereby authorized to sell hereunder any evidence of debt pledged to it. Any sale hereunder may be conducted by any officer or agent of Pledgee.

         7. The proceeds of the sale of any of the collateral and all sums received or collected by Pledgee from or on account of such collateral shall be applied by Pledgee to the payment of expenses incurred or paid by Pledgee in connection with any sale, transfer or delivery of the collateral, to the payment of any other costs, charges, attorneys' fees or expenses mentioned herein, and to the payment of the indebtedness or any part hereof, all in such order and manner as Pledgee in its discretion may determine. Pledgee shall pay any balance to the undersigned.

         8. Pledgee may at any time deliver the collateral or any part thereof to the undersigned and the receipt of the undersigned shall be a complete and full acquaintance for the collateral so delivered, and Pledgee shall thereafter be discharged from any liability or responsibility therefor.

         9. Upon the transfer of all or any part of the indebtedness Pledgee may transfer all or any part of the collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such collateral so transferred, and the transferee shall be vested with all the rights and powers of Pledgee hereunder with respect to such collateral so transferred; but with respect to any collateral not so transferred Pledgee shall retain all rights and powers hereby given.

         10. Until all indebtedness shall have been paid in full the power of sale and all other rights, powers and remedies granted to Pledgee hereunder shall continue to exist and may be exercised by Pledgee at any time and from time to time irrespective of the fact that the indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of the undersigned may have ceased.

         11. Pledgee agrees that so long as the indebtedness is not in default, shares of iPass Inc. common stock held hereunder as collateral for the indebtedness shall be released from pledge as the indebtedness is paid. Such releases shall be at the rate of one share for each $1.50 of principal amount of indebtedness paid. Release from pledge, however, shall not result in release from the provisions of those certain Joint Escrow Instructions, if any, of even date herewith among the parties to this Pledge Agreement and the Escrow Agent named therein or from the Purchase Option of iPass Inc., set forth in the Early Exercise Stock Purchase Agreement dated November 8, 1999, if any, between the parties to this Pledge Agreement.

         12. The rights, powers and remedies given to Pledgee by this agreement shall be in addition to all rights, powers and remedies given to Pledgee by virtue of any statute or rule of law. Pledgee may exercise its Pledgee's lien or right of setoff with respect to the indebtedness in the same manner as if the indebtedness were unsecured. Any forbearance or failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by Pledgee.

         Dated:  November 8, 1999

                                                 /s/  Anurag Lal
                                                --------------------------------